SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES

AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, each fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each fund’s existing investment management contract (and sub-advisory contract, if applicable) to terminate.

The shareholders of each fund have approved a new investment management contract between the fund and the Manager (and a new sub-advisory contract, if applicable) which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

Each fund’s Board has appointed the fund’s current distributor, Citigroup Global Markets Inc. (“CGMI”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. Each fund’s Board has also approved an amended and restated Rule 12b-1 Plan with respect to certain classes of shares. CGMI and other broker-dealers, financial intermediaries and financial institutions (each called a “Financial Consultant”) that currently offer fund shares will continue to make the funds’ shares available to their clients. Additional Financial Consultants may offer fund shares in the future.

Under a licensing agreement between Citigroup and Legg Mason, the names of the funds, the names of any classes of shares of the funds, and the name of the investment adviser of the funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and the funds. Citi Marks include, but are not limited to, “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Choosing a share class to buy” and the sections of each of the Statements of Additional Information (the “SAI”) for the funds listed below entitled “Additional Purchase Information”:

For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares or any deferred sales charge paid on redemptions and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS.

A distributor may pay a commission of up to 1.00% of the purchase price of Class A shares to a Financial Consultant for purchases in excess of the amount at which sales loads are waived and for purchases by certain retirement plans with an omnibus relationship with a fund. In such cases, starting in the thirteenth month after purchase, the Financial Consultant will also receive the annual distribution and service fee of up to 0.25% annually of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Financial Consultant does not receive the payment of this commission, the Financial Consultant will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Financial Consultant may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. CGMI will receive these payments as a Financial Consultant.

LMIS will pay Financial Consultants, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and will retain the deferred sales charges paid upon certain redemptions. Similarly, LMIS will pay Financial Consultants, including CGMI, selling Class C shares a commission of up to 1% of the purchase price of the Class C shares they sell and will retain the deferred sales charges paid upon certain redemptions. Until the thirteenth month after purchases, LMIS will retain the distribution and service fee.

The procedures described in the Prospectuses for the funds listed below under the captions “Buying shares and exchanging shares” and “Redeeming shares” will not change as a result of the new distribution arrangements.

The following disclosure supplements the section of the SAIs for each of the funds listed below entitled “Distributor”:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as each fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by each fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, all references in the SAI to each fund’s distributor or principal underwriter include LMIS and CGMI.

The following disclosure supplements the sections of the SAIs for the funds listed below entitled “Distribution Fees”:

Effective December 1, 2005, each fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. Under the amended and restated Rule 12b-1 Plans, the co-distributors will provide each fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plan and the purposes for which such expenditures were made.

Except as noted above, the policies and procedures described in the SAIs for the funds listed below under the captions “Additional Purchase Information” and “Additional Redemption Information” will not change as a result of the new or amended distribution arrangements.

The following disclosure supplements the section of the SAI for each of the funds listed below entitled “Portfolio Transactions”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, each fund will be permitted to execute portfolio transactions with

CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons. Similarly, each fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without being subject to the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with a fund will be governed by each fund’s policy of seeking the best overall terms available.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Financial Consultant.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2005

Salomon Brothers All Cap Value Fund

Salomon Brothers Balanced Fund

Salomon Brothers Cash Management Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Large Cap Growth Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2005

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2005

SALOMON FUNDS TRUST	April 29, 2005
Salomon Brothers Mid Cap Fund Salomon Brothers National Tax Free Bond Fund Salomon Brothers New York Tax Free Bond Fund

CITIFUNDS TRUST I	April 29, 2005
Salomon Brothers Aggressive Growth Fund

SMITH BARNEY INVESTMENT SERIES	February 25, 2005
SB Growth and Income Fund (Salomon Brothers Shares)

SB ADJUSTABLE RATE INCOME FUND	September 28, 2005
(Salomon Brothers Shares)

SMITH BARNEY INCOME FUNDS
SB Capital and Income (Salomon Brothers Shares)	April 29, 2005
SB Convertible Fund (Salomon Brothers Shares)	November 28, 2005

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